UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

October 31, 2006
Date of Report (Date of earliest event reported)

QUAKER CHEMICAL CORPORATION
 (Exact name of Registrant as specified in its charter)

Commission File Number 001-12019

PENNSYLVANIA	No. 23-0993790
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Quaker Park
901 Hector Street
Conshohocken, Pennsylvania  19428
(Address of principal executive offices)
(Zip Code)

(610) 832-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02.     Results of Operations and Financial Condition.

          On October 31, 2006, Quaker Chemical Corporation announced its results of operations for the third quarter ended September 30, 2006 in a press release, the text of which is included as Exhibit 99.1 hereto.

Item 9.01.     Financial Statements and Exhibits.

          The following exhibit is included as part of this report:

Exhibit No.

99.1	Press Release of Quaker Chemical Corporation dated October 31, 2006.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUAKER CHEMICAL CORPORATION
Registrant

Date: November 1, 2006	By:	/s/ NEAL E. MURPHY

Neal E. Murphy
Vice President and
Chief Financial Officer